UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 17, 2003

ANALYTICAL SURVEYS, INC.

(Exact name of Registrant as specified in its charter)

Colorado	0-13111	84-0846389
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11900 Crownpoint Drive San Antonio, Texas	78233
(Address of Principal Executive Offices)	(Zip Code)

(210) 657-1500
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report): Not Applicable

Item 5. OTHER EVENTS
Item 7. FINANCIAL STATEMENTS AND EXHIBITS
INDEX TO EXHIBITS
EX-99.1 Press Release

Item 5. OTHER EVENTS

See Exhibit 99 to this Form 8-K.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

     99.1 Press Release — Analytical Surveys Regains Compliance With Nasdaq Listing Requirements

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

Analytical Surveys, Inc. (Registrant)

Date: April 17, 2003	/s/ Lori A. Jones

Lori A. Jones
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press Release — Analytical Surveys Regains Compliance With Nasdaq Listing Requirements